Strategic Restructuring	3 Months Ended
Mar. 31, 2023
Strategic Restructuring
13. Strategic Restructuring
On February 22, 2023, in conjunction with their approval of the Merger Agreement, our board of directors approved a strategic restructuring to preserve our resources. As a result, we have reduced our overall headcount by four positions, representing approximately 13% of our workforce at the time we entered into the Merger Agreement. During the three months ended March 31, 2023 we have incurred restructuring charges consisting of severance payments, employee benefits and related taxes, and stock-based compensation. The workforce reduction was completed on March 31, 2023.
The following table summarizes the financial impact of the restructuring activities on our operating expenses and cash flows for the three months ended March 31, 2023 and the current liability remaining on our balance sheet as of March 31, 2023:

	Charges incurred during the three months ended March 31, 2023	Amounts paid during the three months ended March 31, 2023	Less non-cash charges incurred during the three months ended March 31, 2023	Accrued restructuring costs as of March 31, 2023
	(in thousands)
Employee severance, benefits and related taxes	$899	$58	$—	$841
Stock-based compensation	821	—	821	—

Total restructuring	$1,720	$58	$821	$841

During the three months ended March 31, 2023 we recognized $1.7 million of expense related to restructuring activities of which $1.6 million is included in general and administrative expense and $0.1 million is included in research and development expense. We expect to pay the majority of the remaining amounts accrued through the quarter ended June 30, 2023.